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                                                                 Exhibit 10.1.20
                        ADVANCED TELECOMMUNICATIONS, INC.

                             FIRST AMENDMENT TO THE

              SECOND AMENDED AND RESTATED STOCK OPTION PLAN OF 1996

                               (November 19, 1999)

RECITALS:

A. The Advanced Telecommunications, Inc. Stock Option Plan of 1996 (the "Plan") as originally adopted by the Board ofDirectors of Advanced Telecommunications, Inc. (the "Company'~) on July 1, 1996, and as amended and restated to date, is now in full force and effect.

B. On May 27, 1999, the Board of Directors approved a 60 to 1 stock split of the Company's common and preferred stock, which stock split became effective upon the filing of the Fifth Articles ofAmendment to the Articles oflncorporation with the Minnesota Secretary of State on July 15, 1999.

C. Effective September 30, 1999, the Company was reincorporated as a Delaware corporation by merger of the Company with and into a wholly-owned Delaware subsidiary. Pursuant to the merger, each share of the Company's Class A common stock was converted into a share of the surviving Delaware corporation's common stock.

D. After giving effect to the stock split and the reincorporation, the total number of shares of the Company's common stock set aside for issuance upon exercise of options granted under the Plan was 2,400,000.

E. On November 17, 1999, the Board of Directors unanimously approved an increase in the number of shares of the Company's common stock set aside for issuance upon exercise of options granted under the Plan from 2,400,000 to 4,400,000.

F. By Written Consent effective November 19, 1999, stockholders holding a majority of the issued and outstanding capital stock of the Company approved the increase in the number of shares of the Company's common stock set aside for issuance upon exercise of options granted under the Plan from 2,400,000 to 4,400,000.

NOW THEREFORE, in consideration of the foregoing, the Plan is amended as follows:

1. Section 3 of the Plan is amended to read in its amended form as follows:

         "3. AUTHORITY TO GRANT OPTIONS.

         Subject to adjustment as provided in Section 11 of the Plan, the Board of Directors of


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                        ADVANCED TELECOMMUNICATIONS, INC.

         the Company, or the Committee, if created, may from time to time in its discretion grant to Eligible Recipients of the Company or its Subsidiary Corporations (whether now existing or hereafter acquired) options under which up to, but not more than, an aggregate of Four Million Four Hundred Thousand (4,400,000) shares of the Company's Common Stock, $0.01 par value per share, may be issued, such options to contain the terms and be subject to the conditions hereinafter provided.

                  The shares shall be made available from authorized and unissued common stock or from Common Stock issued and held in the Treasury of the Company, as shall be determined by the Board of Directors."

2.       This First Amendment to the Advanced
         Telecommunications, Inc. Second
         Amended and Restated Stock Option              Chief
         Plan of 1996 is effective as of                Executive
         November 19, 1999.


ATTEST:

    David L. Mitchell, Secretary


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                        ADVANCED TELECOMMUNICATIONS, INC.

                        ADVANCED TELECOMMUNICATIONS, INC.
              SECOND AMENDED AND RESTATED STOCK OPTION PLAN OF 1996
                         (DATED AS of JANUARY 25, 1999)

1.       PURPOSE.

                  This Stock Option Plan (the "Plan") is intended to enable Advanced Telecommunications, Inc. (the "Company") and its Subsidiary Corporations (now existing or hereinafter acquired or created) to attract and retain persons of ability to perform services for the Company and its Subsidiary Corporations by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievements by the Company of its economic objectives. The purpose of the Plan Will be accomplished through the granting of stock options as herein provided, which may be issued in a form to qualify as "incentive stock options" within the meaning of the provisions of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or as stock options not within the meaning of such section ("Nonqualified Option"), in the discretion of the Board of Directors of the Company or the Committee.

                  This Plan amends and restates in its entirety the Company's Incentive Stock Option Plan of 1996.

2.       DEFINITIONS.

                  Whenever used in this Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when the defined meaning is intended, the term is capitalized:

                  (a) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (b)      "Committee" shall mean the Committee provided for by
         Section 4 hereof.

                  (c) "Parent Corporation" shall have the meaning set forth in Code Section 424(e), with the Company being treated as the employer corporation for purposes of said definition.

                  (d) "Subsidiary Corporation" shall have the meaning set forth in Code Section 424(f), with the Company being treated as the employer corporation for purposes of said definition.

                  (e) "Significant Shareholder" means an individual who within the meaning of Code Section 422(b)(6) owns stock possessing more than ten percent


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                        ADVANCED TELECOMMUNICATIONS, INC.
         (10%) of the total combined voting power of all classes of stock of Subsidiary Corporation. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporation in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Code Section 424(d).

                  (f) "110% Five Year Option" means an option (i) that has an option price of at least 110% of the price of the stock subject to such option on the date such option is granted, and (ii) that by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

                  (g) "Participant" means an Eligible Recipient who receives one or more options under the Plan.

3.       AUTHORITY TO GRANT OPTIONS.

                  The Board of Directors of the Company, or the Committee, if created, may from time to time in its discretion grant to Eligible Recipients of the Company or its Subsidiary Corporations (whether now existing or hereafter acquired) options under which up to, but not more than, an aggregate of Forty Thousand (40,000) shares of the Company's Class A common stock, $.0l par value (hereinafter referred to as "Common Stock") may be issued, such options to contain the terms and be subject to the conditions hereinafter provided.

                  The shares shall be made available from authorized and unissued common stock or from Common Stock issued and held in the Treasury of the Company, as shall be determined by the Board of Directors.

4.       ADMINISTRATION.

                  At the discretion of the Board of Directors of the Company, this Plan may be administered by a Committee which shall be an executive committee of the Board of Directors of the Company consisting of not less than two members of the Board of Directors who are nc employees of the Company. Such Committee shall have full power and authority, subject to the limitations of the Plan and the specific terms of any options granted under this Plan, to construe interpret and administer this Plan and to make determinations and, by resolution or resolution providing for the creation and issuance of any such option, to fix the terms upon which, the time ( times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such option, which terms, time or times and price or prices shall in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such option, and shall be consistent with the provisions of this Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as


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                        ADVANCED TELECOMMUNICATIONS, INC.
Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. The Board of Directors shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

5.       ELIGIBILITY.

                  Employees, directors, consultants and independent contractors of the Company or of a Subsidiary Corporation (now existing or hereafter created or acquired) shall be eligible to participate in this Plan and will herein be referred to as "Eligible Recipients."

6.       SIGNIFICANT SHAREHOLDERS.

                  No option shall be granted hereunder to an individual who, at the time the option is granted, is a Significant Shareholder unless the option is a 110% Five-Year Option or is a Nonqualified Option.

                  An option granted to a Significant Shareholder in violation of the provisions of this section shall be void.

7.       ALLOTMENT OF SHARES.

                  Options may be allotted to such Eligible Recipients, in such amounts, consistent with the provisions of the Code, as the Committee or Board of Directors in its discretion may from time to time determine.

8.       TERM OF PLAN.

                  No option shall be granted pursuant to this Plan after the expiration (the "Expiration Date") often (10) years from the earlier of the date of its adoption prior to the Expiration Date by the Board of Directors or its approval by shareholders, but options granted prior to the Expiration Date may be exercisable after the Expiration Date.

9.       TERMS AND CONDITIONS OF OPTIONS.

                  Subject to the following provisions (which may be amended as provided in Section 14 hereof), all options granted pursuant to this Plan shall be in such form and subject to such terms and conditions, including vesting provisions, as the Committee or the Board of Directors, in its discretion, may from time to time determine, provided, however, that with regard to any options intended to qualify as "incentive stock options," such terms and conditions must be consistent with the provisions of Code Section 422.


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                        ADVANCED TELECOMMUNICATIONS, INC.

                  (a) OPTION PRICE. The option price per share with respect to each option which is an Incentive Option shall be not less than the fair market value of the Common Stock (110% of the fair market value if granted to an individual who is a Significant Shareholder at the date of grant) on the date the option is granted.

                  (b) PERIOD OF OPTION. In no event shall an option be exercisable after the expiration of ten (10) years from the date of grant thereof (five [5] years from the date of grant if granted to an individual who is a Significant Shareholder at the date of grant), and each option shall so provide by its terms.

                  (c) PAYMENT. Payment for all shares shall be made at the time that an option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made in cash or at the discretion of the Board of Directors in stock of the Company, or in such other form which is acceptable to the Board of Directors and, in the case of Incentive Options, which does not prevent such options from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

                  (d) EXERCISE OF OPTION. Unless an option is terminated as provided hereunder or expires by its terms, a Participant may exercise his or her vested options in whole or in part at any time or from time to time in accordance with the terms and conditions of this Plan.

                  (e) NON-TRANSFERABILITY OF OPTIONS. During a Participant's lifetime, an option, by its terms, shall be exercisable only by such Participant and shall not be transferable except by will or the laws of descent and distribution.

                  (f) DEATH OF OPTION HOLDER. Upon the death of a Participant, such Participant's option privileges shall appy to those shares which were immediately purchasable by the Participant at the time of death, and such privileges shall expire unless exercised by the executor or administrator of the Participant's estate, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the Participant's death, within one (1) year after the date of death or such shorter period as may be determined by the Committee or the Board of Directors; provided, however, that in any event the option may not be exercised after the expiration of term (10) years from the date the option is granted (five [5] years in the case of 110% Five Year Option), or such shorter periods as may be provided in the instrument granting the option.

                  (g) RESTRICTION ON ISSUANCE OF SHARES. The Company shall not be obligated to sell or issue any shares pursuant to any stock option unless the shares with respect to which the option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws. The Company may require (i) as a condition to the sale of shares on the exercise of any option, that the person exercising such


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                        ADVANCED TELECOMMUNICATIONS, INC.
         option give to the Company representations that the Participant (a) is acquiring such shares without a view to the distribution thereof, and (b) accepts as a condition before any transfer in connection with the resale of such shares, the Participant will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred; and (ii) that any stock certificate issued under this Plan have an appropriate legend inscribed thereon.

                  (h) RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any shares covered by an option until the date of issuance of a stock certificate to such Participant for such shares.

                  (i) TIME OF GRANTING OPTION. Nothing contained in the Plan shall constitute the granting of any option hereunder. An option shall be granted only pursuant to a resofution of the Committee or the Board of Directors of the Company.

                  (j) TERMINATION OF SERVICE. In the event of termination of service of a Participant, other than (a) by reason of death, or (b) by the Company for cause, defined as set forth in the instrument granting the option, the Participant may exercise such portion of the option as was exercisable by such Participant at the date of termination of service at any time within three (3) months (one (1) year after death in the case of a Participant whose service terminates by reason of death) but in no event after ten (10) years (five [5] years in the case of a 110% Five Year Option) from the date such option was granted to such Participant, or such shorter periods as may be provided in the instrument granting the options. Options not exercised within the applicable period, shall terminate. In the event a Participant's service is terminated by the Company for cause, any option or options held by the Participant under the Plan, to the extent not exercised before such termination, shall forthwith terminate. A change of duties or position within the Company or an assignment of employment or service in a Subsidiary Corporation of the Company shall not be considered a termination of service for the purposes of this Plan. The written option agreements may contain such provisions as the Committee or the Board of Directors of the Company shall approve with reference to the effect of approved leaves of absence upon termination of service.

                  (k) $100,000 DOLLAR LIMITATION. With respect to Incentive Options, the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which options of any Participant are exercisable for the first time in any calendar year (including options granted under this Plan and under any other incentive stock option plan of the Company or any Parent Corporation or Subsidiary Corporation of the Company) shall not exceed One Hundred Thousand Dollars ($100,000), or any limit as may be imposed by the Code from time to time.

10.      RIGHT TO PROPERTY AT EXERCISE.

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                        ADVANCED TELECOMMUNICATIONS, INC.

                  If approved by the Board of Directors of the Company, a Participant may be granted the right to receive cash or property from the Company at the time such Participant exercises an option granted hereunder; provided, however, that if property other than cash is to be transferred to the Participant, Section 83 of the Code must apply to the property so transferred, as provided by Code Section 422(c)(4).

11.      ADJUSTMENT IN EVENT OF REORGANIZATION, ETC.

                  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors of the Company or the Committee shall make such adjustment, if any, as may be appropriate in the number and kind of shares authorized by this Plan, or in the number, option price and kind of shares authorized by this Plan, or in the number, option price and kind of shares covered by the options granted. Any option granted hereunder may provide that, at the option of the Board of Directors or the Committee, (a) upon the dissolution or liquidation of the Company, all (or portions of) options then issued and outstanding shall either terminate or become immediately exercisable in full, without regard to the period of continuous service to the Company subsequent to the granting of such option, and (b) upon any merger, consolidation, or other form of reorganization in which the Company is not the surviving corporation, all options then issued and outstanding shall either terminate or be immediately exercisable in full, without regard to the period of continuous service to the Company subsequent to the granting of the options, unless the surviving corporation or its parent corporation shall issue substitute options for shares for the surviving corporation or its parent corporation on similar terms and conditions as the options then outstanding.

12.      REALLOCATION OF LAPSED OPTIONS.

                  Shares covered by options which have lapsed or have terminated may be subject to new option grants under the Plan.

13.      GOVERNMENTAL REGULATIONS.

                  This Plan, and the grant and exercise of options hereunder, shall be subject to all applicable rules and regulations of the Federal govemment and other applicable governmental authorities.

14.      TERMINATION AND AMENDMENT OF PLAN AND OPTIONS.

                  The Board of Directors of the Company may from time to time alter, amend, modify or terminate this Plan, as it shall deem advisable, provided, however, that the Board of Directors may not, without prior approval of the holders of a majority of the issued and outstanding stock of the Company, change the definition of persons eligible to participate in the Plan or increase the maximum number of shares which may be issued pursuant to options granted under the Plan, except on account of adjustments under Section 11. The Board of Directors of the Company or the


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                        ADVANCED TELECOMMUNICATIONS, INC.

Committee may amend, modify, or terminate options, provided that such Participant's consent to such actions shall be required unless such actions are not materially adverse to the Participant.

15.      CONTINUED SERVICE.

                  Nothing in this Plan or in any option agreement under this Plan shall confer on any individual any right to continue in the employ or service of the Company or its Subsidiary Corporations or affect in any way the right of the Company or its Subsidiary Corporations to terminate his or her employment or service at any time.

16.      EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective upon the adoption thereof by the Board of Directors of the Company. However, the Plan shall be submitted to the stockholders of the Company for their approval within a period of not to exceed twelve (12) months from the date of its adoption by the Board of Directors.

17.      COMPLIANCE WITH CODE.

                  Options granted hereunder may be Incentive Options or Nonqualified Options.

18.      NO OBLIGATION TO EXERCISE OPTION.

                  The granting of an option shall impose no obligation upon the Participant to exercise such option.

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